SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 1998

                         ______________________________

                      Healthcare Realty Trust Incorporated
             (Exact Name of Registrant as Specified in Its Charter)


        Maryland                  1-11852                        62-1507028
     (State or Other          (Commission File                (I.R.S. Employer
     Jurisdiction of               Number)                     Identification
      Incorporation)                                                Number)


                              3310 West End Avenue
                                    Suite 700
                           Nashville, Tennessee             37203
               (Address of Principal Executive Offices)   (Zip Code)

                                 (615) 269-8175
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed from Last Report)

Item 5.  Other Events

     On February 24, 1998, Healthcare Realty Trust Incorporated (the "Company") entered into an underwriting agreement with Legg Mason Wood Walker, Incorporated (the "Underwriter") relating to the purchase by the Underwriter of 356,347 shares of the Company's common stock, par value $.01 per share.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits


Exhibit Number                      Description

1.1 Underwriting Agreement, dated February 24, 1998, between Healthcare Realty Trust Incorporated and Legg Mason Wood Walker, Incorporated.

5.1 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company.

8.1   Opinion of Farris, Warfield & Kanaday, PLC.

23.1 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5.1).

23.2  Consent of Farris, Warfield & Kanaday, PLC (included in Exhibit 8.1).


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHCARE REALTY TRUST INCORPORATED


                                       By: /s/ ROGER O. WEST
                                           Roger O. West
                                           Executive Vice President
                                           and General Counsel

Date:  March 2, 1998

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
                                  EXHIBIT INDEX


Exhibit Number                      Description

1.1 Underwriting Agreement, dated February 24,1998, between Healthcare Realty Trust Incorporated and Legg Mason Wood Walker, Incorporated.

5.1 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liabilit Company.

8.1   Opinion of Farris, Warfield & Kanaday, PLC.

23.1 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5.1).

23.2  Consent of Farris, Warfield & Kanaday, PLC (included in Exhibit 8.1).



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